UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 14, 2012

EnergySolutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33830	51-0653027
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

423 West 300 South Suite 200 Salt Lake City, Utah	84101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 649-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                     Results of Operations and Financial Condition.

On March 14, 2012, EnergySolutions, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2011.  A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

In addition, a copy of the supplemental slides which will be discussed during the Company’s earnings call at 10:00 a.m. Eastern Time on Wednesday, March 14, 2012 is furnished herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of EnergySolutions, Inc. dated March 14, 2012.
99.2	Supplemental slides provided in connection with quarter and fiscal year ended December 31, 2011 earnings call of EnergySolutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnergySolutions, Inc.

Dated: March 14, 2012	By:	/s/ William R. Benz
William R. Benz
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of EnergySolutions, Inc. dated March 14, 2012.
99.2	Supplemental slides provided in connection with quarter and fiscal year ended December 31, 2011 earnings call of EnergySolutions, Inc.